Exhibit 10.1

Execution Version

SECOND AMENDMENT

TO AMENDED AND RESTATED CUSTOMER BUSINESS AGREEMENT

This Second Amendment (the “Second Amendment”) is made to that certain Amended and Restated Customer Business Agreement made as of December 27, 2006 (as previously amended, the “Agreement”), by and between MasterCard International Incorporated (together with its Affiliates, “MasterCard”) and Bank of America, N.A. (together with its Affiliates, “BAC”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. Except as expressly modified herein, all terms of the Agreement shall remain in full force and effect as stated in the Agreement and, in the event of a conflict between the terms of this Second Amendment and the Agreement, the terms of this Second Amendment shall govern.

1.	MasterCard and BAC hereby agree to amend Section 4.9.A of the Agreement by deleting the second sentence therein in its entirety and replacing it with the following:

“Notwithstanding the foregoing, the certain obligations and provisions within **** that are explicitly set forth in Exhibits G1 and G2 attached hereto (the “****”) shall survive unaltered and shall operate in accordance with their terms only, for the term of the applicable agreement or as otherwise stated within such agreement.”

2.	MasterCard and BAC hereby agree to amend Exhibit G2 of the Agreement by adding the following two rows to the **** table ****:

****	****	****
****	****	****

****.

3.	The provisions of this Second Amendment are hereby incorporated by reference into, and constitute an integral part of, the Agreement. MasterCard and BAC acknowledge and agree that each shall be bound and obligated to perform all of its respective obligations under the Agreement as amended hereby, and that all references in the Agreement to “the Agreement” shall mean and include the Agreement, as amended by this Second Amendment. Except as provided herein, the Agreement is ratified and reaffirmed upon the terms stated therein.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the last date written below.

BANK OF AMERICA, N.A.

By:	/s/ Anish Shah
	Name:	Anish Shah
	Title:	SVP, Debit Executive
	Date:	6/19/08

MASTERCARD INTERNATIONAL INCORPORATED

By:	/s/ Chris McWilton
	Name:	Chris McWilton
	Title:	President, Global Accounts
	Date:	6/13/08

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